UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2013

Bluerock Multifamily Growth REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54946	26-3136483
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer
or organization)		Identification No.)

712 Fifth Avenue, 9th Floor

New York, NY 10019

(Address of principal executive offices)

(212) 843-1601
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

On July 3, 2013, Bluerock Multifamily Growth REIT, Inc. (the “Company”) issued a press release announcing that the Company had decided to explore strategic alternatives to enhance the growth of its portfolio and in anticipation of reviewing strategic alternatives, had suspended the Company’s share repurchase plan as of June 27, 2013 through the third quarter of 2013, including the suspension of payment of pending repurchase requests under the share repurchase plan that were queued as of June 27, 2013 for repurchase. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

On July 3, 2013, the Company also issued a letter to its stockholders regarding the Company’s decision to explore strategic alternatives and suspension of the Company’s share repurchase plan, including suspension of payment of pending repurchase requests thereunder. A copy of the letter to stockholders is attached hereto as Exhibit 99.2, and is incorporated herein by reference.

Pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), the information in this Item 7.01 disclosure, including Exhibit 99.1, Exhibit 99.2, and the information set forth therein, is deemed to have been furnished to, and shall not be deemed to be “filed” with, the SEC.

ITEM 8.01	OTHER EVENTS

On July 3, 2013, the Company announced that following a meeting of its board of directors on June 27, 2013, the Company has decided to explore strategic alternatives to enhance the growth of its portfolio. In anticipation of its review of strategic alternatives, the board of directors, including all of the Company’s independent directors, voted to suspend the Company’s share repurchase plan as of June 27, 2013 through the third quarter of 2013. In addition, the Company’s board of directors, including all of the Company’s independent directors, voted to suspend payment of pending repurchase requests under the share repurchase plan that were queued as of June 27, 2013 for repurchase.

As a result of the suspension of the share repurchase program, all repurchase requests received from stockholders during the second quarter of 2013 and determined by the Company to be in good order on or before June 27, 2013 will be suspended, will remain queued for repurchase, and if and when the share repurchase plan resumes, as determined in the sole discretion of the Company’s board of directors, will be treated as a request for repurchase at the next repurchase date funds are available for repurchase, unless the stockholder withdraws his or her request prior to such date.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release, dated July 3, 2013.
99.2	Letter to Stockholders, dated July 3, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK MULTIFAMILY GROWTH REIT, INC.

DATE: July 3, 2013	By:	/s/Jordan B. Ruddy
Jordan B. Ruddy
President and Chief Operating Officer